BRIGHT MOUNTAIN
MEDIA

OTCQB: BMTM



July 2020
Investor Presentation

Forward Looking Statements

BRIGHT MOUNTAIN MEDIA

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes, " and similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations of our ability to close any proposed acquisition and any expected benefits from such transaction if closed and the ability to integrate acquisitions and the potential implications of COVID-19. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in Bright Mountain Media, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission and our other filings with the SEC. Bright Mountain Media, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Company Overview

Bright Mountain Media, Inc. (OTCQB: BMTM) is an end-to-end digital media & advertising services platform

Platform Model Acquiring Financially Attractive Digital Media & Technology Companies with a Portfolio of Owned & Operated Websites

Targeted & Efficient Proprietary Content & Ad Delivery Technologies

Management with deep industry experience & significant insider ownership (+43%)

Expect Fiscal 2020 Revenues to be $22.0 Million, Representing an Increase of 214% when Compared to Fiscal 2019.



Connecting brands with consumers through a proprietary ad delivery platform

History of Bright Mountain Media, Inc.

2010
Bright Mountain Media, Inc. Established

2010–2013
Acquired websites which are customized to provide niche users in military, law enforcement & first responders

April 2013
Bright Mountain goes public via IPO & begins trading on the OTC

2013–2015
Quarterly visits to websites increased 100x from approximately 51,000 in the first quarter of 2013 to in excess of 5.5 million in the fourth quarter of 2014

2015
Acquired four new websites

September 2017
Announced acquisition of DEM Group LLC, for $1.1M

December 2018
Discontinued & sold all non-digital media businesses

June 2019
Announced acquisition of MediaHouse (f/k/a NDN) in all stock transaction

August 2019
Acquired Oceanside (f/k/a S&W Media)

December 2019
Closed merger with MediaHouse (f/k/a NDN)

June 2020
Closed accretive acquisition of Wild Sky Media

Past → *Future*

Bright Mountain Media Strategy

Acquire Digital Media Companies
Enhance Acquired Companies
Improve Financial Performance

Market Opportunity

BRIGHT MOUNTAIN MEDIA

- **Digital advertising expenditures in the U.S. alone are expected to grow 85% (pre-COVID)** from $108 billion in 2018 to $201 billion by 2023
  - These figures represent ~38% of global digital ad spending, expected to surpass $517 billion in 2023
- **Digital Advertising is a $150B+ Marketing Opportunity in 2020 (pre-COVID)**
  - Mobile comprises nearly half of all ads
  - Removing the duopoly of Google and Facebook, the addressable market remains in excess of $50 billion
- **Strategic requirements of advertisers include:**
  - Efficiency
  - Certainty of true ad delivery
  - Trackable return on investment



Digital Ad Spending in the US
$ Billions (pre-COVID)
$108.6
$129.3
$151.3
$172.3
$187.8
$201.8
2018
2019
2020
2021
2022
2023



2019 U.S. Digital Ad Revenues
$ Billions
Other
$52.5
(40.7%)
Duopoly
$76.6
(59.3%)
Duopoly
Facebook
$28.5
(37.2%)
Google
$48.1
(62.8%)

Source: Statista & eMarketer

Audience Targeting & Webpage Monetization

How Digital Ad Dollars are Spent?

Much like a retail storefront, a webpage has limited products on the page which provide a revenue source for publishers.

These include the following products:

1. Display
2. Video (highest value)
3. eCommerce
4. Content Referral ("you may also like")

The entire product-to-market ecosystem is designed to "stock the shelves" with these products and optimize the return for the wholesaler (ad agency/buyer) & retailer (web publisher).



Publisher Header
Automatic or Manual Placement
Article Title
Photo or Video
AD
Programmed with related OR non-related content
Sliding Launcher
Contextually matched single embed
Trending
Automated "Trending" of articles, videos & photos
Related Stories
Related articles from host site archive
You May Also Like
Programmed with related OR non-related content from host site or other partner site
Related video

Current Advertising Model

There are several "middlemen" that exist before a brand's advertising campaign reaches its intended audience

Brand (XYZ Corp) → **Ad Agency** → **Trading Desk** → **DSP** → **SSP** → **Ad Server** → **Publisher** (Website)

Example: Current Advertising Model

Brand XZY wants to advertise its product, a new shoe.

Brand engages a digital marketing agency that creates a digital ad.


Buy Our Shoes

A trading desk offers services such as planning, buying, managing & optimizing programmatic advertising campaigns.

A demand-side platform (DSP) is a technology used to purchase media from publishers via supply-side platforms (SSPs) and ad exchanges. DSPs typically buy impressions from SSPs/ad exchanges via real-time bidding either on the open market or by private marketplace deals.

Ad servers manage & run online ad campaigns & make decision on what ads to show on a website, then serve them.

The publisher advertises & receives money for showing the ads on their website.


Publisher Website
Buy Our Shoes
Lorem ipsum dolor sit amet, quaeque maluisset ex sed, ex vim duis doming.

The Problem: Inefficient Product-To-Market Process

BRIGHT MOUNTAIN MEDIA

70% of every ad dollar is absorbed by the "middlemen" in the supply chain before reaching the publisher

Brand (XYZ Corp) → **Ad Agency** → **Trading Desk** → **DSP** → **SSP** → **Ad Server** → **Publisher** (Website)

Example: How $1.00 of Advertising is Spent

Brand	Ad Agency	Trading Desk	DSP & SSP	Ad Server	Publisher
Brand starts with $1.00 to spend on advertising	Ad Agency collects a fee of 15%, or $0.15 of the original $1.00	Trading Desk collects a fee of 25%, or $0.25 of the original $1.00	The demand and supply-side platforms (DSPs & SSPs) **each** collect a 10% fee, or $0.10 of the original $1.00	The Ad Server collects a 5% fee, or $0.05 of the original $1.00	**Publisher collects a fee of 30%**, or $0.30 of the original $1.00 to advertise on their platform

The Solution: Condensing the Supply Chain

BRIGHT MOUNTAIN MEDIA

We eliminate "middleman" in the supply chain:

1. Provides higher margins for both Bright Mountain & publishers
2. Offers brands a more efficient way to reach a target audience

Brand (XYZ Corp) → **Ad Agency** → **Trading Desk** → **DSP** → **SSP** → **Ad Server** → **Publisher** (Website)

Brand starts with $1.00 to spend on advertising

BRIGHT MOUNTAIN MEDIA

Bright Mountain Media collects margin between brand and publisher. Other benefits include:

- Fraud Prevention
- Data Integration
- Optimization
- Verification
- Data-Driven Targeting
- Yield Management
- Measurement & Analytics
- Campaign Planning & Execution
- Access to 3rd Party Demand
- Inventory Forecasting & Pricing
- Portfolio Level Management
- Audience Extension

Publisher collects a fee of 50%, or $0.50 of the original $1.00 to advertise on their platform *(compared to $0.30 collected previously)*

Growth Strategy

BRIGHT MOUNTAIN MEDIA

Acquire
Companies in the Supply Chain

- Focus on complementary, accretive acquisitions
- Stay disciplined with financial & operational criteria
- Seek high quality technologies at attractive valuations

Consolidate
& Benefit

- Ability to capture larger ad spend
- Enhanced margins with focus on recurring sales
- Trusted partner of brands & publishers

Improve
Financial Performance

- Increase profitability & removing underperforming segments
- Expect fiscal 2020 revenues to be $22.0 million, representing an increase of 214% when compared to fiscal 2019

Benefits of Our Unique "One-Stop-Shop" Model

Elimination of multiple steps in the product-to-market process to increase effectiveness and accuracy of ad spend for brands

Enable publishers to more efficiently monetize websites & apps, while retaining larger percentage of ad spend

Increases profitability for Bright Mountain by removing unnecessary middlemen

Recent Acquisitions & Key Stats

BRIGHT MOUNTAIN MEDIA

Expect Fiscal 2020 Revenues to be $22.0 Million, Representing an Increase of 214% When Compared to Fiscal 2019

**Historical financials not meaningful due to recent acquisitions of Oceanside, MediaHouse & Wild Sky Media*

Oceanside

Oceanside (f/k/a S&W Media Group) is a specialized Video Advertising services provider that integrates inventory, data, technology & brainpower to capture & manage the most profitable audiences for clients via programmatic and direct partnerships

- Data-driven marketing solution for programmatic OTT video & mobile advertising
- Leveraging machine learning data, Oceanside provides technology for content creators to deploy, distribute & monetize their content to a specifically targeted audience

MediaHouse

MediaHouse (f/k/a NDN) brings personalized content delivery & performance-based monetization to mobile & desktop advertisers & publishers, fundamentally improving digital advertising effectiveness for its partners

- Provides data-driven technology solutions for the syndication & monetization of contextually relevant, personalized premium video content
- Proprietary digital audience provides ad buyers with near certainty in reaching target demographics

WILD SKY MEDIA

CL Media Holdings (d/b/a Wild Sky Media) is an interactive media company with a 360 million strong global reach through its engaging content and niche audiences.

- Home to parenting and lifestyle brands CafeMom, Mom.com, LittleThings, Revelist, Babynamewizard, and MamasLatinas
- In FY2019, Wild Sky generated total gross revenues of approximately $22.6 million with gross margins over 50%.

Bright Mountain Media, Inc. (OTCQB: BMTM)	
Share Price[1]	$1.50
Market Cap[1]	$161.6M
Shares Outstanding	107.8M
Float	65.8M
Insider Holdings	**43.4%**
Headquarters	Boca Raton, FL
FT Employees	133

1) At June 29, 2020

Experienced Management Team

Kip Speyer
Chairman & CEO

- Served as CEO, President and Chairman of the Board since 2010
- CEO of Speyer Door and Window, LLC, which was sold to Haddon Windows, LLC (SecuraSeal, LLC, Accu Weld Corporation).
- CEO of Intelligent Systems Software, Inc.
- CEO of ICAD, Inc. (ICAD:NASDAQ) which was a combination of ISSI and Howtek, Inc. (HOWT:NADAQ)
- CEO of Galileo Corporation (GAEO:NASDAQ). Galileo changed its name to NetOptix (OPTX: NASDAQ) and was merged with Corning Corporation (GLW:NYSE) in a stock purchase
- B.S. in Business Administration from Northeastern University

Greg Peters
President & COO

- Founder, Chairman and CEO of MediaHouse (f/k/a NDN)
- CEO of Internap Network Services Corporation (NASDAQ: INAP)
- VP of International Operations for Advanced Fibre Communications (NASDAQ: TLAB) and Adtran (NASDAQ: ADTN).
- Managing Director of the Middle East and Africa, for AT&T Network Systems
- Holds multiple issued patents focused on methods of searching, sorting & displaying video clips & sound files by relevance
- Served on the National Infrastructure Advisory Council at the White House, under 2 presidents
- BBA from Georgia & MBA from Thunderbird (American Graduate School of International Management)

Alan Bergman
CFO

- VP Finance of Greenlane Holdings (NASDAQ: GNLN) & Latitude Solutions (OTCQB: LATI)
- Controller for Boston Proper LLC & Woodfield Distribution, LLC
- Audit Manager with Mallah Furman & Co., which was acquired by EisnerAmper LLP in 2015
- Previous roles with Weinberg & Company, P.A., Deloitte & Touche LLP
- Adjunct Professor at Florida Atlantic University and Millennia Atlantic University
- B.S. in Finance from the University of Tampa and a Master of Accounting from the U. of Miami

Management team with proven track record & significant insider ownership (43%+)

Key Takeaways

Bright Mountain Media, Inc. (OTCQB: BMTM) is an end-to-end digital media & advertising services platform

- **Platform Model:** Bright Mountain Media is a platform upon which financially attractive digital media and technology companies can be integrated
- **Strong Acquisition Pipeline:** Content management, platform architecture, data, demand-side platform & ad technology
- **Attractive & Highly Scalable Business Model:** Capital-light advertising services & ad-exchange platform provides incredible scalability
- **Proprietary Content & Ad Delivery Platform:** Recent acquisitions provides advertisers with highly targeted audiences with an efficient ad delivery mechanism
- **Defined Path to Breakeven:** Expect fiscal 2020 revenues to be $22.0 million, representing an increase of 214% when compared to fiscal 2019.
- **Robust Asset Base:** Bright Mountain's advertising network, ad exchange platform & portfolio of owned/managed websites validate the value proposition behind our turnkey model
- **Experienced management** with significant industry experience & insider ownership (+43%)



Ad Impressions
(Billions) (pre-COVID)
2,304% Growth
0.3B
0.3B
0.8B
1.1B
1.2B
2.1B
8.1B
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019

Contact Us

BRIGHT MOUNTAIN MEDIA

Investor Relations
Greg Falesnik &
Luke Zimmerman
MZ North America
Main: 949-259-4987
BMTM@mzgroup.us
www.mzgroup.us

BRIGHT MOUNTAIN MEDIA

OTCQB: BMTM

Company
Bright Mountain Media, Inc.
6400 Congress Avenue, Suite 2050
Boca Raton, FL 33487

www.brightmountainmedia.com